December 4, 1998



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

         Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                    Very truly yours,

                                    /s/ Patricia C. Meringer

                                    Patricia C. Meringer
                                    Corporate Counsel and
                                    Secretary

PCM/mch
Enclosure

cc:      Joseph Lomnicky (w/enclosure)
         Troy Hester (w/enclosure)

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 4, 1998




                      Hibernia Corporation
       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294                72-0724532
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5332

Item 5.   Other Events

         The Registrant includes herein its Description of Capital Stock for the purpose of incorporating such description by reference into certain registration statements and other future filings.

                          DESCRIPTION OF CAPITAL STOCK


         The authorized capital stock of Hibernia Corporation ("Hibernia" or the "Company") is 400,000,000 shares, consisting of 100,000,000 shares of preferred stock, no par value, and 300,000,000 shares of Class A voting common stock, no par value, of which 156,362,536 were outstanding on October 30, 1998. The following description of the Company's capital stock is qualified in its entirety by reference to the Company's Articles of Incorporation and By-laws and to the applicable provisions of the Louisiana Business Corporation Law (the "LBCL").

Common Stock

         Voting Rights - Non-cumulative Voting. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by the shareholders of the Company.

         Holders of Common Stock do not have cumulative voting rights. As a result, the holders of more than 50% of the Common Stock may elect all of the directors of the Company.

         Dividend Rights. Holders of outstanding Common Stock are entitled to receive such dividends, if any, as may be declared by the Board of Directors of the Company, in its discretion, out of funds legally available therefor.

         Liquidation Rights. In the event of the liquidation of the Company, the
holders  of  Common   Stock  are   entitled  to  receive  pro  rata  any  assets
distributable to shareholders in respect of their shares.

         No Preemptive Rights. Holders of Common Stock do not have the right to subscribe to any additional capital stock that may be issued by Hibernia.

         Stock Exchange Listing. The Company's Common Stock is listed on the New York Stock Exchange, Inc.("NYSE") and is traded on the NYSE. The market price of the Company's Common Stock as reflected by trading on the NYSE is published in the Wall Street Journal and certain daily and other newspapers and publications nationwide.

Preferred Stock

         The Board of Directors of Hibernia is authorized to issue up to an aggregate of 100,000,000 shares of preferred stock, which preferred stock may have the rights, preferences, terms and obligations established by the Board.

Fixed/Adjustable Rate Preferred Stock

         In September, 1996, the Company issued 2,000,000 shares of Fixed/Adjustable Rate Non-Cumulative Preferred Stock, Series A (the "Series A Preferred Stock"). The Series A Preferred Stock has a $50.00 liquidation preference per share.

         Dividends. Dividends are payable quarterly on the Series A Preferred Stock at a rate of 6.90% per annum through October 1, 2001. Thereafter, the dividend rate will be no less that 7.40% and no greater than 13.40% and will be based upon .95% plus the highest of the Treasury Bill Rate, the Ten-Year Constant Maturity Rate and the Thirty-Year Constant Maturity Rate (as those terms are defined in the Company's Articles of Incorporation).

         Dividends on the Series A Preferred Stock are not cumulative.

         No rights accrue to the holders of the Series A Preferred Stock as a result of a failure to declare a pay dividends on that stock, whether or not the earnings of Hibernia are sufficient to pay those dividends.

         If the Internal Revenue Code is amended to change the percentage of the dividends received deduction, or if an amendment eliminates the dividends received deduction, the amount of each dividend payable on a Series A Preferred Stock thereafter will be adjusted. The formula by which this adjustment will be calculated is included in the Company's Articles of Incorporation, as amended to date.

         Liquidation Rights. In the event of a voluntary or an involuntary liquidation of the Company, the holders of the Series A Preferred Stock are entitled to receive $50.00 per share plus accrued and unpaid dividends (whether or not declared) from the immediately preceding payment date. These payments must be made to Series A Preferred Stock before any distribution of assets is made to holders of Common Stock or any other shares of stock of Hibernia that rank below the Series A Preferred Stock for purposes of such a distribution. After such a liquidating distribution is made, holders of Series A Preferred Stock would not entitled to any further participation in the distribution of the assets of the Company.

         Redemption. The Series A Preferred Stock is not subject to any mandatory redemption, sinking fund or other similar provisions. The Series A Preferred Stock is not redeemable prior to October 1, 2001 unless the Internal Revenue Code is revised to reduce the percentage of the dividends received deduction to 40% or less. In that event, Hibernia may redeem all, but not less than all, of the outstanding shares of the Series A Preferred Stock if it receives prior approval of the Federal Reserve Board (to the extent that approval is then required by applicable law). The terms of the Series A Preferred Stock provide for notice in the event of redemption and specified time periods for any redemption the Series A Preferred Stock.

          On or after October 1, 2001, shares of the Series A Preferred Stock will be redeemable, in whole or in part, at the option of the Company. The shares may only be redeemed, however, with prior approval of the Federal Reserve Board (to the extent that such approval is then required by law). In the event of such a redemption, holders of Series A Preferred Stock will be paid $50.00 per share plus accrued and unpaid dividends (whether or not declared) from the immediately preceding dividend payment date to the date fixed for redemption.

         In addition Hibernia may redeem all, but not less than all, of the outstanding shares of Series A Preferred Stock if the holders of those shares would be entitled to vote upon or consent to a merger or consolidation of Hibernia. This redemption is at Hibernia's option, with the prior approval Federal Reserve Board (to the extent it is then required by applicable law). In addition, this redemption may only occur if all of the following conditions have been satisfied: a) Hibernia has requested the vote or consent of the holders of those shares prior to consummating the merger or consolidation, and such request states that Hibernia will have the option to redeem all of the shares if it does not obtain the requisite favorable vote or consent,(b) Hibernia has not received the favorable vote or consent required to consummate the merger or consolidation within sixty days of making the request, and (c) the transaction will be consummated on the date fixed for the redemption, which date must be no more than one year after the request is made.

         Holders of Series A Preferred Stock have no right to require that Hibernia redeem their shares.

         Voting Rights. If dividends on the Series A Preferred Stock remain unpaid for a number of dividend periods (whether or not consecutive) consisting of at least 540 days, then the holders of the Series A Preferred Stock will be entitled to vote for the election of two directors to be added to the Board of Directors of the Company. For purposes of this vote, the Series A Preferred Stock will vote separately as a class with holders of shares of any other series of preferred stock that ranks on parity with the Series A Preferred Stock either as to dividends or on the distribution of assets upon liquidation. These voting rights would continue until all dividends on the Series A Preferred Stock have been paid in full for at least one year. Upon payment in full of those dividends, those voting rights will terminate except as expressly provided by law, subject to re-vesting in the event of each and every subsequent default in the payment of dividends. For purposes of these votes, each holder of Series A Preferred Stock will have one vote for each share of stock held.

         Upon termination of the right of the holders of Series A Preferred Stock to vote for directors as discussed above, the term of office of all directors elected by those holders will terminate immediately.

         Hibernia has agreed that, as long as any shares of Series A Preferred Stock remain outstanding it will not take certain actions without the affirmative vote or consent of the holders of at least two thirds of the outstanding shares of Series A Preferred Stock (voting as a class with all other series of preferred stock ranking on parity with the Series A Preferred Stock as to dividends or distribution of assets upon liquidation). In particular, Hibernia has agreed that it will not authorize, create or issue any class or series of stock that ranks prior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation. Hibernia has also agreed that it will not increase the authorized or issued amount of any such class or series of stock. Finally, Hibernia has agreed that it will not amend, alter or repeal, whether by merger, consolidation or otherwise the provisions of its Articles of Incorporation and the powers, preferences and privileges that would materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or its holders. An increase in the amount of the authorized preferred stock, the creation and issuance of other series of preferred stock, and any increase in the amount of authorized shares Series A Preferred Stock will not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock as long as each such series ranks on parity with or junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation.

Directors

         The Board of Directors of Hibernia is divided into three classes, approximately equal in number, with members of each class to serve for three years, and with one class being elected each year. Directors of Hibernia must also be shareholders of Hibernia. Any director of Hibernia may be removed from office with or without cause only by the affirmative vote of at least a majority of the voting power of Hibernia present at a special meeting of the shareholders called for that purpose. The quorum for such a meeting is a majority of the total voting power of Hibernia present in person or by proxy at a special meeting called for that purpose.

         The Articles of Incorporation provide for indemnification and advancement of expenses of any officer, director, employee or agent of Hibernia for any action taken in good faith by that officer, director, employee or agent. Indemnification in the case of actions by or in right of Hibernia shall be limited to expenses actually and reasonably incurred in defense or settlement of an action. The Board of Directors in its discretion may choose to provide further indemnification to officers, directors, employees and agents of Hibernia.

         The Articles of Incorporation and By-laws authorize Hibernia to maintain insurance covering the actions of its officers, directors, employees and agents, and the By-laws provide for indemnification to the fullest extent allowed under applicable law.

Fair Price Protection. The Louisiana Business Corporation Law contains certain provisions designed to provide safeguards for shareholders when an Interested Shareholder (as defined below) attempts to effect a Business Combination (as defined below) with the Company. In general, a Business Combination between the Company and an Interested Shareholder must be recommended by a majority of the Board of Directors of the Company and either (a) approved by the affirmative vote of at least 80% of the Voting Power (as defined below) of the Company or
(b) certain minimum price, form of consideration and procedural requirements are satisfied. If the minimum price, form of consideration and procedural requirements are satisfied, only the affirmative vote of a majority of the Voting Power of the Company would be required.

         An "Interested Shareholder" is defined as any person who, together with certain persons related to him or it, is the beneficial owner of 10% or more of the Voting Power. The term "beneficial owner" includes persons directly or indirectly owning or having the right to acquire or vote the stock. The Company is not aware of the existence of any person or group which would be an Interested Shareholder of the Company or has expressed any intention to become an Interested Shareholder of the Company.

         A "Business Combination" includes the following transactions: (i) any merger, consolidation or share exchange of the Company or any of its subsidiaries (unless such transaction does not alter the rights of the shareholders of the Company) with any Interested Shareholder or affiliate of an Interested Shareholder; (ii) any sale, lease, transfer, or other disposition, other than in the ordinary course of business, to any Interested Shareholder or affiliate of an Interested Shareholder of any assets of the Company having a value of 10% of the Company's book value or public float; (iii) the issuance or transfer by the Company or any subsidiary of the Company to an Interested Shareholder or any affiliate of an Interested Shareholder, of any equity securities of the Company or any of its subsidiaries having an aggregate market value of 5% or more of the total public float of the Company's stock; (iv) the adoption of any plan of liquidation or dissolution of the Company in which an Interested Shareholder or any affiliate of an Interested Shareholder will receive anything other than cash; or (v) any reclassification of securities which would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding stock of any class of the Company or any of its subsidiaries owned by an Interested Shareholder.

         "Voting Power" is defined the right vested in the shareholders of the company, to vote in the determination of any particular question or matter coming before meetings of shareholders.

Exceptions to Higher Voting Requirements. There is no requirement that 80% of the Voting Power of the Company approve a Business Combination involving an Interested Shareholder that is approved by a majority of the Board of Directors and meets the minimum price, form of consideration and procedural requirements described below.

         (1) Minimum Price Requirement. The cash or fair market value of the property, securities or other consideration to be received per share by shareholders of the Company in connection with the Business Combination must be the higher of (i) the highest per share price, including any brokerage commission, transfer taxes, and soliciting dealers' fees, paid by the Interested Shareholder for any shares of stock of the same class acquired by it within two years prior to the date that a proposed Business Combination is publicly announced or in the transaction in which the Interested Shareholder became an Interested Shareholder; (ii) the market price per share of the Company's stock on the date that the Interested Shareholder became an Interested Shareholder; or (iii) the product of the price set forth in clause (ii) above, multiplied by a fraction the numerator of which is the highest per share price paid by the Interested Shareholder in the preceding two-year period, and the denominator of which is the market value per share on the date that the Interested Shareholder became an Interested Shareholder.

         (2) Form of Consideration Requirements. The Business Combination must involve the payment of cash or other consideration to the shareholders of the Company and the consideration paid must be, in the case of each class of stock, either cash or the same type of consideration previously paid by the Interested Shareholder in acquiring its shares of that class of stock.

         (3) Procedural Requirements. The following procedural requirements must be satisfied at all times after the Interested Shareholder became an Interested Shareholder: (i) there shall have been no failure to declare and pay at the regular date therefor any quarterly dividends on any outstanding shares of the Company's preferred stock; (ii) there shall have been (a) no reduction in the annual rate of dividends paid on the shares of the Company's Common Stock (except as necessary to reflect any stock split or stock dividend with respect to the Company's Common Stock), and (b) an increase in such annual rate of dividends as necessary to prevent any such reduction in the event of any reclassification of the Company's Common Stock; and (iii) such Interested Shareholder shall not have become the beneficial owner of any additional shares of stock of the Company except as part of the transaction which resulted in such Interested Shareholder becoming an Interested Shareholder.

Considerations in Change of Control

         The LBCL authorizes the Board of Directors, when considering any proposal to acquire control of Hibernia, to take into account, among other enumerated factors and any other factors the Board of Directors deems relevant, the interests of Hibernia's employees, creditors and the communities in which Hibernia conducts its business, as well as purely financial interests of Hibernia's shareholders.




Amendment of Articles of Incorporation

         The affirmative vote of the holders of at least a majority of the voting power present at a meeting called for that purpose is required to amend any provision of the Articles of Hibernia.

Amendment of By-Laws

         The By-Laws may be amended or repealed by the affirmative vote of a majority of the Board of Directors or by the affirmative vote of at least a majority of the voting power present at a meeting of the shareholders of Hibernia.

Shareholders' Meetings

         Shareholders holding not less than twenty percent of its outstanding Common Stock are permitted to require Hibernia to call a meeting of its shareholders. Shareholders' meetings may also be called by the President, Chairman of the Board or the Secretary of the Company.

Louisiana Control Share Acquisition Statute

         The LBCL Control Share Acquisition Statute provides that any shares acquired by a person or group (an "Acquiror") in an acquisition that causes such person or group to have the power to direct the exercise of voting power in the election of directors in excess of the 20%, 33 1/3% or 50% thresholds shall have only such voting power as shall be accorded by the holders of all shares other than Interested Shares (as defined below) at a meeting called for the purpose of considering the voting power to be accorded to shares held by the Acquiror. Interested Shares include all shares as to which the Acquiror, any officer of Hibernia and any director of Hibernia who is also an employee of Hibernia may exercise or direct the exercise of voting power. If a meeting of shareholders is held to consider the voting rights to be accorded to an Acquiror and the shareholders do not vote to accord voting rights to such shares, Hibernia may have the right to redeem the shares held by the Acquiror for their fair market value.

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                        (Registrant)


Date:  December 4, 1998                By: /s/ Patricia C. Meringer
                                        Patricia C. Meringer
                                        Senior Vice President
                                        and Secretary